UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549
_____________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
__________________________________________
Date of Report
(Date of earliest event reported)

February 26, 2014

THE GAP, INC.
_______________________________________________________________
(Exact name of registrant as specified in its charter)

Delaware	1-7562	94-1697231
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Two Folsom Street San Francisco, California	94105
(Address of principal executive offices)	(Zip Code)
(415) 427-0100
_____________________
(Registrant’s telephone number,
including area code)

N/A
_______________________________________________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.    Results of Operations and Financial Condition

On February 27, 2014, The Gap, Inc. (the “Company”) issued a press release announcing the Company’s earnings for the fourth quarter and fiscal year ended February 1, 2014. A copy of this press release is attached hereto as Exhibit 99.1.

Item 5.03.     Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On February 26, 2014, the Company’s Board of Directors approved an amendment to the Company’s bylaws to add a forum selection provision (as amended, the “Bylaws”). This provision generally provides that unless the Company consents in writing to the selection of an alternate forum, the Court of Chancery of the State of Delaware shall be the sole and exclusive forum for (i) any derivative action or proceeding brought on behalf of the Company, (ii) any action or proceeding asserting a claim of breach of a fiduciary duty owed by any director, officer, employee or agent of the Company to the Company or the Company’s shareholders, (iii) any action or proceeding asserting a claim against the Company arising pursuant to any provision of the Delaware General Corporation Law or the Company’s Certificate of Incorporation or the Bylaws, or (iv) any action or proceeding asserting a claim against the Company governed by the internal affairs doctrine. A copy of the Bylaws is filed herewith as Exhibit 3(ii).

Item 8.01.     Other Events

On February 27, 2014, the Company issued a press release announcing that it intends to increase its annual dividend per share from $0.80 to $0.88 beginning in the first quarter of fiscal 2014. A copy of this press release is attached hereto as Exhibit 99.2.

Item 9.01.    Financial Statements and Exhibits

3(ii)	Amended and Restated Bylaws of the Company (effective February 26, 2014).

99.1	Press Release dated February 27, 2014 announcing the Company’s earnings for the fourth quarter and fiscal year ended February 1, 2014.

99.2	Press Release dated February 27, 2014 announcing a dividend increase.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE GAP, INC.
(Registrant)

Date: February 27, 2014	By:	/s/ Sabrina L. Simmons
Sabrina L. Simmons
Executive Vice President and
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

3(ii)	Amended and Restated Bylaws of the Company (effective February 26, 2014).

99.1	Press Release dated February 27, 2014 announcing the Company’s earnings for the fourth quarter and fiscal year ended February 1, 2014.

99.2	Press Release dated February 27, 2014 announcing a dividend increase.